UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 18, 2017

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 18, 2017, the Board of Directors of Invacare Corporation (the “Company”) elected Barbara W. Bodem as a member of the Company’s Board of Directors on the unanimous recommendation of the Nominating and Governance Committee of the Board of Directors. Ms. Bodem has been elected to serve a term expiring at the Company’s 2018 Annual Meeting of Shareholders. Ms. Bodem has been appointed to the Audit and the Nominating and Governance Committees.
Ms. Bodem, age 49, has served as the Senior Vice President of Finance of Mallinckrodt plc (NYSE: MNK), a specialty pharmaceutical company, since October 2015. Prior to joining Mallinckrodt in 2015, Ms. Bodem served as Vice President, Global Commercial Finance from October 2013 to September 2015 for Hospira (NYSE: HSP), a global pharmaceutical and medical device company. From 1997 to 2013, Ms. Bodem served in a variety of financial roles both in the US and in the UK for Eli Lilly and Company (NYSE: LLY), a global pharmaceutical company. Her most recent role at Eli Lilly was as CFO for the Lilly Oncology business.
There is no arrangement or understanding between Ms. Bodem and any other person pursuant to which Ms. Bodem was elected as a director of the Company. Ms. Bodem has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As a director, Ms. Bodem will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Compensation of Directors” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 7, 2017. In accordance with the director compensation program, on August 18, 2017, Ms. Bodem received a grant of 5,020 restricted stock units under the Company’s 2013 Equity Compensation Plan.
On August 21, 2017, the Company issued a press release announcing the election of Ms. Bodem to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 21, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: August 21, 2017	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 21, 2017.